UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing

On February 25, 2025, Flora Growth Corp. a corporation organized under the laws of the Province of Ontario ( the "Company") received a notice (the "Notice") from the Listing Qualifications Department (the "Staff") of the Nasdaq Stock Market ("Nasdaq") stating that for 30 consecutive business days the Company's common shares (the "Common Shares") did not maintain a minimum closing bid price of $1.00 per share ("Minimum Bid Price Requirement") as required for continued listing under Listing Rule 5550(a)(2).

The Notice has no immediate effect on the listing of the Common Shares.  In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until August 25, 2025, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Shares must be at least $1.00 per share for a minimum of ten consecutive business days before August 25, 2025, at which time the Staff will provide written notification to the Company that it complies with the Minimum Bid Requirement, unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If the Common Shares does not achieve compliance by August 25, 2025, the Company may be eligible for an additional 180-day period to regain compliance, provided that it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period, for example, by effecting a reverse stock split, if necessary.

The Company intends to actively monitor the closing bid price of the Common Shares and may, if appropriate, consider implementing available options to regain compliance with the Minimum Bid Price Requirement under the Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: February 28, 2025	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer